This is filed pursuant to Rule 497(e).

AllianceBernstein Growth and Income Fund, Inc.
File Nos. 2-11023 and 811-00126.

AllianceBernstein Disciplined Value Fund
333-0900261 and 811-09687.

AllianceBernstein Balanced Shares
File Nos. 2-10988 and 811-00134.

AllianceBernstein Utility Income Fund
File Nos. 33-66630 and 811-07916.

AllianceBernstein Real Estate Investment Fund
File Nos. 333-08153 and 811-07707.

AllianceBernstein Trust
File Nos.333-51938 and 811-10221.

[LOGO]
ALLIANCEBERNSTEIN(SM)
     Investment Research and Management

                                    ALLIANCEBERNSTEIN VALUE FUNDS
                                   --AllianceBernstein Value Fund
                         --AllianceBernstein Small Cap Value Fund
                       --AllianceBernstein Growth and Income Fund
                       --AllianceBernstein Disciplined Value Fund
                              --AllianceBernstein Balanced Shares
                          --AllianceBernstein Utility Income Fund
                  --AllianceBernstein Real Estate Investment Fund
                     --AllianceBernstein International Value Fund
                            --AllianceBernstein Global Value Fund

-----------------------------------------------------------------

Supplement dated February 9, 2004 to the Prospectus dated March 31, 2003 of the AllianceBernstein Value Funds (the "Prospectus"). This Supplement supersedes the Supplements dated July 10, 2003, August 1, 2003, October 10, 2003, November 3, 2003 and November 25, 2003, and should be read in conjunction with the Prospectus.

The information below is added to the Prospectus under the heading "AllianceBernstein Value Fund--Performance Table."

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                                         Since
                                             1 Year    Inception*
-----------------------------------------------------------------
Class R**       Return Before Taxes          -16.97%     -7.65%
-----------------------------------------------------------------
Russell 1000    (reflects no deduction for   -15.52%     -9.04%
Value Index     fees, expenses, or taxes)
-----------------------------------------------------------------

*    Inception Date is 3/29/01 for Class A shares.
** Class R shares did not exist prior to November 3, 2003 and the performance information shown above is for the Fund's Class A shares. The returns of the Class A shares and Class R shares will differ because the Class A shares have a lower expense ratio than the Class R shares. In addition, the returns will differ because the Class A shares have an initial sales charge while the Class R shares are not subject to any sales charges.

The information below is added to the Prospectus under the heading "AllianceBernstein Small Cap Value Fund-- Performance
Table."

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                                         Since
                                             1 Year    Inception*
-----------------------------------------------------------------
Class R**       Return Before Taxes         -12.13%      -3.18%
-----------------------------------------------------------------
Russell 2500    (reflects no deduction for   -9.87%      -0.51%
Value Index     fees, expenses, or taxes)
-----------------------------------------------------------------
Russell 2500    (reflects no deduction for  -17.80%      -5.19%
Index           fees, expenses, or taxes)
-----------------------------------------------------------------

*    Inception Date is 3/29/01 for Class A shares.

** Class R shares did not exist prior to November 3, 2003 and the performance information shown above is for the Fund's Class A shares. The returns of the Class A shares and Class R shares will differ because the Class A shares have a lower expense ratio than the Class R shares. In addition, the returns will differ because the Class A shares have an initial sales charge while the Class R shares are not subject to any sales charges.

The information below is added to the Prospectus under the heading "AllianceBernstein Growth and Income Fund-- Performance
Table."

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                             1 Year   5 Years   10 Years
------------------------------------------------------------------------
Class R*       Return Before Taxes          -29.71%    1.05%      9.35%
------------------------------------------------------------------------
Russell 1000   (reflects no deduction for   -15.52%    1.16%     10.80%
Value Index    fees, expenses, or taxes)
------------------------------------------------------------------------

* Class R shares did not exist prior to November 3, 2003 and the performance information shown above is for the Fund's Class A shares. The returns of the Class A shares and Class R shares will differ because the Class A shares have a lower expense ratio than the Class R shares. In addition, the returns will differ because the Class A shares have an initial sales charge while the Class R shares are not subject to any sales charges.

The information below is added to the Prospectus under the heading "AllianceBernstein Disciplined Value Fund--Performance
Table."

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                                         Since
                                             1 Year    Inception*
-----------------------------------------------------------------
Class R**      Return Before Taxes          -25.50%      -0.64%
-----------------------------------------------------------------
Russell 1000   (reflects no deduction for   -15.52%      -5.14%
Value Index    fees, expenses, or taxes)
-----------------------------------------------------------------

*    Inception Date is 12/22/99 for Class A shares.

** Class R shares did not exist prior to November 3, 2003 and the performance information shown above is for the Fund's Class A shares. The returns of the Class A shares and Class R shares will differ because the Class A shares have a lower expense ratio than the Class R shares. In addition, the returns will differ because the Class A shares have an initial sales charge while the Class R shares are not subject to any sales charges.

The information below is added to the Prospectus under the heading "AllianceBernstein Balanced Shares--Performance Table."

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                                  1 Year   5 Years   10 Years
-----------------------------------------------------------------------------
Class R*            Return Before Taxes          -14.52%     3.51%     8.04%
-----------------------------------------------------------------------------
S&P 500 Index       (reflects no deduction for   -22.09%    -0.58%     9.34%
                    fees, expenses, or taxes)
-----------------------------------------------------------------------------
Lehman Gov't/       (reflects no deduction for    11.04%     7.62%     7.61%
Credit Bond Index   fees, expenses, or taxes)
-----------------------------------------------------------------------------
Solomon 1 year      (reflects no deduction for     3.30%     5.51%     5.38%
Treasury Index      fees, expenses, or taxes)
-----------------------------------------------------------------------------

* Class R shares did not exist prior to November 3, 2003 and the performance information shown above is for the Fund's Class A shares. The returns of the Class A shares and Class R shares will differ because the Class A shares have a lower expense ratio than the Class R shares. In addition, the returns will differ because the Class A shares have an initial sales charge while the Class R shares are not subject to any sales charges.

The information below is added to the Prospectus under the heading "AllianceBernstein International Value Fund-- Performance
Table."

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                                         Since
                                             1 Year    Inception*
-----------------------------------------------------------------
Class R**      Return Before Taxes          -7.30%        -4.48%
-----------------------------------------------------------------
MSCIEAFE       (reflects no deduction for  -15.66%       -13.89%
Index          fees, expenses, or taxes)
-----------------------------------------------------------------

*    Inception Date is 3/29/01 for Class A shares.

** Class R shares did not exist prior to November 3, 2003 and the performance information shown above is for the Fund's Class A shares. The returns of the Class A shares and Class R shares will differ because the Class A shares have a lower expense ratio than the Class R shares. In addition, the returns will differ because the Class A shares have an initial sales charge while the Class R shares are not subject to any sales charges.

The  following  table  replaces in its entirety the  "Shareholder
Fees" table under the heading "Fees and Expenses of the Funds."

SHAREHOLDER FEES (fees paid directly from your investment)
                                                                                            Advisor
                                             Class A     Class B    Class C     Class R      Class
                                              Shares     Shares      Shares    Shares (a)   Shares
                                           ---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)          4.25%(b)    None        None        None       None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)      None(b)   4.00%(b)*  1.00%(b)**    None       None
Exchange Fee                                  None       None        None        None       None
                                           ---------------------------------------------------------

-----------------------------------------------------------------

(a) Class R shares are only offered by AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Balanced Shares and AllianceBernstein International Value Fund to certain group retirement plans. See "Purchase and Sale of Shares" in this Prospectus.

(b) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply for Class A shares. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Distribution Arrangements" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge (CDSC) decreases over time. For Class B shares the CDSC decreases
     1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

The  following  table  replaces in its  entirety the "Annual Fund
Operating Expenses and Examples" table under the heading "Fees and Expenses of the Funds."

ANNUAL FUND OPERATING  EXPENSES  (expenses that are deducted from
Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein
Value Fund                               Operating Expenses
                                      ------------------------
                                                                   Advisor
                             Class A  Class B  Class C  Class R    Class
                             -------  -------  -------  --------   -------
Management fees              .75%     .75%     .75%     .75%       .75%
Distribution and/or Service
(12b-1) fees                 .30%     1.00%    1.00%    .50%       None
Other expenses               .40%     .43%     .41%     .40%(b)    .48%
                             -------  -------  -------  --------   -------
Total fund operating
expenses (a)                 1.45%    2.18%    2.16%    1.65%(b)   1.23%
                             =======  =======  =======  ========   =======

                                                  Examples
                 ----------------------------------------------------------------------
                                                                                Advisor
                 Class A  Class B+    Class B++   Class C+  Class C++  Class R  Class
                 ----------------------------------------------------------------------
After 1 year     $ 566    $ 621       $ 221       $ 319     $ 219      $ 168    $ 125
After 3 years    $ 864    $ 882       $ 682       $ 676     $ 676      $ 520    $ 390
After 5 years    $ 1,183  $ 1,169     $ 1,169     $ 1,159   $ 1,159    $ 897    $ 676
After 10 years   $ 2,087  $ 2,329(c)  $ 2,329(c)  $ 2,493   $ 2,493    $ 1,955  $ 1,489

AllianceBernstein
Small Cap Value Fund                              Operating Expenses
                                         -------------------------------------

                                                                 Advisor
                             Class A  Class B  Class C  Class R  Class
                             -------  -------  -------  -------  -------
Management fees              1.00%    1.00%    1.00%    1.00%    1.00%
Distribution and/or Service
(12b-1) fees                 .30%     1.00%    1.00%    .50%     None
Other expenses               .51%     .53%     .51%     .51%(b)  .54%
                             -------  -------  -------  -------  -------
Total fund operating
expenses (a)                 1.81%    2.53%    2.51%    2.01%(b) 1.54%
                             =======  =======  =======  =======  =======
Waiver and/or expense
reimbursement (d)            (.66)%   (.68)%   (.66)%   (.66)%   (.69)%
                             -------  -------  -------  -------  -------
Net Expenses                 1.15%    1.85%    1.85%    1.35%    .85%

                                                      Examples
                     ----------------------------------------------------------------------
                                                                                     Advisor
                     Class A  Class B+    Class B++   Class C+   Class C++  Class R  Class
                     -------  ---------   ---------   --------   ---------  ------   ------
After 1 year         $  537   $  588      $  188      $  288     $  188     $  137   $   87
After 3 years (e)    $  909   $  923      $  723      $  719     $  719     $  567   $  419
After 5 years (e)    $1,304   $1,284      $1,284      $1,276     $1,276     $1,022   $  774
After 10 years (e)   $2,409   $2,637(c)   $2,637(c)   $2,796     $2,796     $2,285   $1,776

-----------------------------------------------------------------
Please refer to the footnotes on page 7.

AllianceBernstein
Growth and Income Fund                Operating Expenses
                                 ----------------------------
                                                                Advisor
                       Class A   Class B   Class C   Class R    Class
                       -------   -------   -------   --------   -------
Management fees        .61%      .61%      .61%      .61%       .61%
Distribution and/or
Service (12b-1) fees   .28%      1.00%     1.00%     .50%       None
Other expenses         .25%      .27%      .25%      .23%(b)    .25%
                       -------   -------   -------   --------   -------
Total fund operating
expenses (a)           1.14%     1.88%     1.86%     1.34%(b)   .86%
                       =======   =======   =======   ========   =======

                                                   Examples
                 -----------------------------------------------------------------------
                                                                                 Advisor
                 Class A   Class B+    Class B++   Class C+  Class C++  Class R  Class
                 -----------------------------------------------------------------------
After 1 year     $ 536     $ 591       $ 191       $ 289     $ 189      $ 136    $ 88
After 3 years    $ 772     $ 791       $ 591       $ 585     $ 585      $ 425    $ 274
After 5 years    $ 1,026   $ 1,016     $ 1,016     $ 1,006   $ 1,006    $ 734    $ 477
After 10 years   $ 1,752   $ 2,008(c)  $ 2,008(c)  $ 2,180   $ 2,180    $ 1,613  $ 1,061

AllianceBernstein
Disciplined Value Fund              Operating Expenses
                           --------------------------------------

                           Class A   Class B   Class C   Class R
                           -------   -------   -------   --------
Management fees            .75%      .75%      .75%      .75%
Distribution and/or
Service (12b-1) fees       .30%      1.00%     1.00%     .50%
Other expenses             .54%      .57%      .55%      .54%(b)
                           -------   -------   -------   --------
Total fund operating
expenses (a)               1.59%     2.32%     2.30%     1.79%(b)
                           =======   =======   =======   ========

                                                   Examples
                 --------------------------------------------------------------

                 Class A   Class B+    Class B++   Class C+  Class C++  Class R
                 --------------------------------------------------------------
After 1 year     $ 580     $ 635       $ 235       $ 333     $ 233      $ 182
After 3 years    $ 906     $ 924       $ 724       $ 718     $ 718      $ 563
After 5 years    $ 1,254   $ 1,240     $ 1,240     $ 1,230   $ 1,230    $ 970
After 10 years   $ 2,234   $ 2,474(c)  $ 2,474(c)  $ 2,636   $ 2,636    $ 2,105

-----------------------------------------------------------------
Please refer to the footnotes on page 7.

AllianceBernstein
Balanced Shares                          Operating Expenses
                                   -------------------------------

                                                                       Advisor
                       Class A     Class B     Class C     Class R     Class
                       -------------------------------------------------------
Management fees        .49%        .49%        .49%        .49%        .49%
Distribution and/or
Service (12b-1) fees   .28%        1.00%       1.00%       .50%        None
Other expenses         .35%        .37%        .36%        .33%(b)     .34%
                       -------     -------     -------     --------    -----
Total fund operating
expenses (a)           1.12%       1.86%       1.85%       1.32%(b)    .83%
                       =======     =======     =======     ========    =====

                                                  Examples
                 ----------------------------------------------------------------------

                                                                                Advisor
                 Class A  Class B+    Class B++   Class C+  Class C++  Class R  Class
                 ----------------------------------------------------------------------
After 1 year     $ 534    $ 589       $ 189       $ 288     $ 188      $ 134    $ 85
After 3 years    $ 766    $ 785       $ 585       $ 582     $ 582      $ 418    $ 265
After 5 years    $ 1,016  $ 1,006     $ 1,006     $ 1,001   $ 1,001    $ 723    $ 460
After 10 years   $ 1,730  $ 1,986(c)  $ 1,986(c)  $ 2,169   $ 2,169    $ 1,590  $1,025

AllianceBernstein
Utility Income Fund                      Operating Expenses
                                   ------------------------------

                                                          Advisor
                       Class A     Class B     Class C    Class
                       ------------------------------------------
Management fees        .75%        .75%        .75%       .75%
Distribution and/or
Service (12b-1) fees   .30%        1.00%       1.00%      None
Other expenses         .56%        .59%        .58%       .56%
                       -------     -------     -------    -------
Total fund operating
expenses (a)           1.61%       2.34%       2.33%      1.31%
                       =======     =======     =======    =======

                                             Examples
                 -------------------------------------------------------------

                                                                       Advisor
                 Class A  Class B+    Class B++   Class C+  Class C++  Class
                 -------------------------------------------------------------
After 1 year     $ 582    $ 637       $ 237       $ 336     $ 236      $ 133
After 3 years    $ 911    $ 930       $ 730       $ 727     $ 727      $ 415
After 5 years    $ 1,264  $ 1,250     $ 1,250     $ 1,245   $ 1,245    $ 718
After 10 years   $ 2,255  $ 2,494(c)  $ 2,494(c)  $ 2,666   $ 2,666    $1,579

-----------------------------------------------------------------
Please refer to the footnotes on page 7.

AllianceBernstein
Real Estate Investment Fund               Operating Expenses
                                      ---------------------------

                                                          Advisor
                            Class A   Class B   Class C   Class
                            -------------------------------------
Management fees             .90%      .90%      .90%      .90%
Distribution and/or
Service (12b-1) fees        .30%      1.00%     1.00%     None
Other expenses              .55%      .57%      .56%      .61%
                            -------   -------   -------   -------
Total fund operating
expenses (a)                1.75%     2.47%     2.46%     1.51%
                            =======   =======   =======   =======

                                                  Examples
                 -------------------------------------------------------------

                                                                       Advisor
                 Class A  Class B+    Class B++   Class C+  Class C++  Class
                 -------------------------------------------------------------
After 1 year     $ 595    $ 650       $ 250       $ 349     $ 249      $ 154
After 3 years    $ 953    $ 970       $ 770       $ 767     $ 767      $ 477
After 5 years    $ 1,334  $ 1,316     $ 1,316     $ 1,311   $ 1,311    $ 824
After 10 years   $ 2,400  $ 2,629(c)  $ 2,629(c)  $ 2,769   $ 2,796    $ 1,802

AllianceBernstein
International Value Fund                   Operating Expenses
                                       ---------------------------

                                                                      Advisor
                             Class A   Class B   Class C   Class R    Class
                             ------------------------------------------------
Management fees              1.08%     1.00%     1.00%     1.00%      1.00%
Distribution and/or
Service (12b-1) fees         .30%      1.00%     1.00%     .50%       None
Other expenses               .89%      .84%      .90%      .89%(b)    .75%
                             -------   -------   -------   --------   -------
Total fund operating
expenses (a)                 2.19%     2.84%     2.90%     2.39%(b)   1.75%
                             =======   =======   =======   ========   =======
Waiver and/or expense
  reimbursement (d)          (.99)%    (.94)%    (1.00)%   (.99)%     (.85)%
                             -------   -------   -------   --------   -------
Net Expenses                 1.20%     1.90%     1.90%     1.40%      .90%

                                                  Examples
                 ----------------------------------------------------------------------

                                                                                Advisor
                 Class A  Class B+    Class B++   Class C+  Class C++  Class R  Class
                 ----------------------------------------------------------------------
After 1 year     $ 542    $ 593       $ 193       $ 293     $ 193      $ 143    $ 92
After 3 years    $ 990    $ 991       $ 791       $ 840     $ 804      $ 651    $ 468
After 5 years    $ 1,463  $ 1,416     $ 1,416     $ 1,440   $ 1,440    $ 1,186  $ 869
After 10 years   $ 2,767  $ 2,943(c)  $ 2,943(c)  $ 3,152   $ 3,152    $ 2,651  $ 1,992

-----------------------------------------------------------------
Please refer to the footnotes on page 7.

AllianceBernstein
Global Value Fund                         Operating Expenses
                                     ----------------------------

                                                         Advisor
                           Class A   Class B   Class C   Class
                           --------------------------------------
Management fees            1.00%     1.00%     1.00%     1.00%
Distribution and/or
Service (12b-1) fees       .30%      1.00%     1.00%     None
Other expenses             1.29%     1.29%     1.16%     .85%
                           -------   -------   -------   --------
Total fund operating
Expenses (a)               2.59%     3.29%     3.16%     1.85%
                           =======   =======   =======   ========
Waiver and/or expense
reimbursement (d)          (1.09)%   (1.09)%   (.96)%    (.65)%

Net Expenses               1.50%     2.20%     2.20%     1.20%
                           =======   =======   =======   ========

                                                  Examples
                  -------------------------------------------------------------

                                                                        Advisor
                  Class A  Class B+    Class B++   Class C+  Class C++  Class
                  -------------------------------------------------------------
After 1 year      $ 571    $ 623       $ 223       $ 323     $ 223      $ 122
After 3 years     $ 1,097  $ 1,111     $ 911       $ 885     $ 885      $ 519
After 5 years     $ 1,648  $ 1,623     $ 1,623     $ 1,571   $ 1,571    $ 940
After 10 years    $ 3,148  $ 3,351(c)  $ 3,351(c)  $ 3,400   $ 3,400    $2,116

-----------------------------------------------------------------

+    Assumes redemption at the end of period.

++   Assumes no redemption at end of period.

(a) Total fund operating expenses do not reflect Alliance's waiver of a portion of its advisory fees. This waiver is effective as of January 1, 2004, and the resulting fee reduction is expected to continue for a period of at least five years. The advisory fee waiver reduces advisory fees to 0.55% for each of the Funds except AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, for which the waiver reduces the advisory fees to 0.75%, and AllianceBernstein Balanced Shares, for which the waiver reduces the advisory fee to 0.44%. After giving effect to the advisory fee waiver, net expenses would be:

                                                                        Advisor
                                    Class A  Class B  Class C  Class R  Class
                                    -------------------------------------------
     AllianceBernstein Value Fund   1.25%    1.98%    1.96%    1.45%    1.03%
     AllianceBernstein Growth and
     Income Fund                     .99%    1.73%    1.71%    1.19%     .71%
     AllianceBernstein Disciplined
     Value Fund                     1.39%    2.12%    2.10%    1.59%     N/A
     AllianceBernstein Balanced
     Shares                         1.07%    1.81%    1.80%    1.27%     .78%
     AllianceBernstein Utility
     Income Fund                    1.41%    2.14%    2.13%     N/A     1.11%
     AllianceBernstein Real Estate  1.40%    2.12%    2.11%     N/A     1.16%
     Investment Fund

(b) The expense information for Class R shares of the Fund is based on estimated expenses.

(c) Assumes Class B shares convert to Class A shares after eight years.

(d) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of its operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares, 3.20% for Class B and Class C shares, 2.70% for Class R shares and 2.20% for Advisor Class shares or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(e) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Fund expenses is not extended beyond its current period.

The following section is added after the section entitled "Fees and Expenses of the Fund."

SALES CHARGE REDUCTION PROGRAMS

AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "Breakpoint," programs is outlined below. More details about these programs are contained in the Funds' SAIs or on our website at www.Alliancecapital.com

o    Breakpoints

The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce, or in some cases eliminate, the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o    Breakpoints Offered by the AllianceBernstein Mutual Funds

The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

Quantity Discounts--Under  this  type  of  breakpoint,   larger
investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year Contingent Deferred Sales Charge ("CDSC") may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

Less than $100,000                          4.25%
$100,000 but less than $250,000             3.25%
$250,000 but less than $500,000             2.25%
$500,000 but less than $1 million           1.75%
$1 million and above                        0.00*

-----------------------------------------------------------------
* Class A shares redeemed within one year are subject to a CDSC equal to 1% of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

Rights of Accumulation--Shareholders can combine the value of a new investment in a fund with the value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

Combined Purchase Privilege--Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it's important to let your broker(s) know about all your accounts that may be combined for these privileges.

Letter of Intent--Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may have plans to make one or more additional investment over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o    Other Sales Charge Waivers

The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in a Fund's SAI. These programs apply to certain types of investors, for example, certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable CDSCs, which are described in a Fund's SAI.

For more information, please refer to your Fund's SAI, call your financial advisor or visit our website at www.Alliancecapital.com

The   following   information   is  added   beneath  the  heading
"Description of the Funds."

o    Commencing in the first quarter of 2004, Alliance intends to
     begin   publishing   full   portfolio   holdings   for  most
     AllianceBernstein      Mutual      Funds      monthly     on
     www.alliancebernstein.com.

The  following  information   supersedes  the  subsections  under
"Purchase and Sale of Shares" up to, but not including, the subsection entitled "How to Exchange Shares."

PURCHASE AND SALE OF SHARES

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors believe accurately reflect fair market value. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV for the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a CDSC. See "Distribution Arrangements" for details.

HOW TO BUY SHARES

o    Class A, B and C Shares

You may purchase a Fund's Class A, B or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

     Minimum investment amounts are:

     o  Initial                          $1,000
     o  Subsequent                          $50
     o  Automatic Investment Program        $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") except those plans that are eligible to purchase Class R shares. For Funds that do not offer Class R shares, Class A shares are available at NAV to those group retirement plans that would have been eligible to purchase Class R shares as described below.

Class B shares are generally not available to group retirement plans, except for plans described in the SAI under "Purchase of Shares." Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

o    Class R Shares

Class R shares are available to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products.

o    Advisor Class Shares

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses.
Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10 million in assets and that are purchased directly by the plan, without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. Each Fund that offers Advisor Class shares has more detailed information about who may purchase and hold Advisor Class shares in its SAI.

o    General

Each Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and Alliance Global Investor Services, Inc. ("AGIS") each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading Generally. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

Risks Resulting from Imposition of Account Blocks in Response to Excessive or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

With respect to AllianceBernstein Disciplined Value Fund (the "Fund"), information regarding the portfolio managers for the Fund was inadvertently removed from the table under the heading "Management of the Funds--Portfolio Managers." The Prospectus is amended to include the following information regarding the Fund's portfolio managers:

Paul Rissman and Frank Caruso are the persons who have been primarily responsible for the day to day management of the Fund. Mr. Rissman and Mr. Caruso have held such positions since the Fund's inception. Mr. Rissman is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, and has been associated with Alliance since prior to 1999 in a substantially similar capacity to his current position. Mr. Caruso is a Senior Vice President of ACMC, with which he has been associated since prior to 1999 in a substantially similar capacity to his current position.

The information below supersedes in its entirety the information under the heading "Distribution Arrangements; Share Classes" and "Distribution Arrangements; Class A Shares--Initial Sales Charge
Alternative."

Share Classes. The Funds offer four classes of shares through this Prospectus, except AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein International Value Fund, which offer five classes of shares through this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans." In addition, the SAI contains more information relating to waivers of sales charges and CDSCs.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price, which is NAV plus an initial sales charge as follows:

                               Initial Sales Charge
                              -----------------------
                              As % of        As % of
                              Net Amount     Offering
Amount Purchased              Invested       Price
-----------------------------------------------------
Up to $100,000                4.44%          4.25%
$100,000 up to $250,000       3.36           3.25
$250,000 up to $500,000       2.30           2.25
$500,000 up to $1,000,000     1.78           1.75

All or a portion of the initial sales charges that you pay may be paid to your financial representative. You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity
Discount, Statement of Intention, Monthly Purchase Program for Retirements Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

The   following   information   is  added   under   the   heading
"Distribution Arrangements".

CLASS R SHARES--CERTAIN GROUP RETIREMENT PLANS

Class R shares are available only to certain group retirement plans discussed above with plan assets of at least $1 million but not more than $10 million. Class R shares do not have any initial sales charge or CDSC and carry a .50% Rule 12b-1 fee.

GENERAL

Asset-Based Sales Charge or Distribution and/or Service (Rule 12b-1) Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                   Distribution and/or Service
                         (Rule 12b-1) Fee
                  (As a Percentage of Aggregate
                    Average Daily Net Assets)
                ----------------------------------

Class A                       .30%
Class B                       1.00%
Class C                       1.00%
Class R                       .50%
Advisor Class                 None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than Class A, Class B, Class C or Class R shares and pay a correspondingly higher dividend. All or a portion of these fees may be paid to your financial representative.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C, Class R or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

The  following  information  is added  to the end of the  heading
"Distribution Arrangements."

Financial intermediaries, including your financial intermediary, receive a variety of payments from the Funds, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Funds for costs incurred in conducting training and educational meetings about the Funds for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Funds for costs incurred in hosting client seminars where the Funds are discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to a Fund.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Funds for providing related sub-transfer agency and other services. Such expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds-- Annual Operating Expenses."

Although the Funds may use brokers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

SPECIAL DISTRIBUTION  ARRANGEMENTS FOR GROUP RETIREMENT PLANS AND
EMPLOYEE BENEFIT PLANS

Each Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the Plans to purchase shares of a Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this Prospectus and the Statement of Additional Information. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A

Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1 year CDSC on redemptions if the plan terminates a Fund as an investment option within one year. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1 year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in the SAI. For Funds that do not offer Class R shares, Class A shares at NAV are available to those group retirement plans which would be eligible to purchase Class R shares if Class R shares were so offered.

Class C

Class C shares are available to group retirement plans with plan level assets of less than $1 million.

Class R

Class R shares are available to certain group retirement plans with plan assets of at least $1 million but not more than $10 million. Class R shares carry no front-end sales charge or CDSC but are subject to a .50% Rule 12b-1 distribution fee.

Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets in excess of $10 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1 year CDSC may be waived. Since Class A has a lower Rule 12b-1 distribution fee than Class R, plans eligible for Class A shares with no CDSC should purchase Class A shares. Group retirement plans with assets of between $1 million and $10 million should purchase Class R shares.

Under  "General  Information,"  the  paragraph  titled  "Employee
Benefit Plans" is deleted.

The following information is added as a new sub-heading under the heading "Management of the Funds".

Legal Proceedings

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the AllianceBernstein Value Funds, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the AllianceBernstein Value Funds. Please see the "Annual Operating Expenses" table and its related footnotes in "Fees and Expenses of the Funds" in this Supplement for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the AllianceBernstein Value Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Value Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo
Complaint were filed against Alliance and certain other defendants, some of which name the AllianceBernstein Value Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the  matters  described  above,  investors  in the
AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The paragraph below provides new and additional  information that
supplements   the   information   contained   under  the  heading
"Dividends, Distributions and Taxes" in the Prospectuses.

Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from a Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from a Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. Each Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

The following replaces the financial highlights information for AllianceBernstein Balanced Shares.

Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                  Income from Investment                   Less Dividends and Distributions
                                    --------------------------------------------------  --------------------------------------
                                                  Net Gains
                                                  or Losses
                                                      on
                                                  Securities                                      Distributions
                         Net Asset      Net         (both                   Dividends               in Excess
                           value,    Investment    realized    Total from    from Net     Tax         of Net     Distributions
                         Beginning     Income        and       Investment   Investment  Return of   Investment   from Capital
Fiscal Year or Period    of Period   (Loss)(a)   unrealized)   Operations     Income     Capital      Income         Gains
------------------------------------------------------------------------------------------------------------------------------
Class A                  $  13.26    $  .28       $   1.32      $  1.60      $ (.29)     $  (.03)  $   0.00      $  0.00

Year ended 7/31/03
Year ended 7/31/02(c)       15.96       .35          (2.35)       (2.00)       (.34)        0.00       0.00         (.36)
Year ended 7/31/01          15.53       .39           1.16         1.55        (.38)        0.00       0.00         (.74)
Year ended 7/31/00          15.63       .40            .49          .89        (.35)        0.00       0.00         (.64)
Year ended 7/31/99          15.97       .36           1.29         1.65        (.34)        0.00       0.00        (1.65)

Class B

Year ended 7/31/03       $  12.68    $  .17       $   1.26      $  1.43      $ (.22)     $  (.02)  $   0.00      $  0.00
Year ended 7/31/02(c)       15.31       .23          (2.25)       (2.02)       (.25)        0.00       0.00         (.36)
Year ended 7/31/01          14.96       .26           1.12         1.38        (.29)        0.00       0.00         (.74)
Year ended 7/31/00          15.11       .27            .48          .75        (.26)        0.00       0.00         (.64)
Year ended 7/31/99          15.54       .23           1.25         1.48        (.26)        0.00       0.00        (1.65)

Class C

Year ended 7/31/03       $  12.72    $  .17       $   1.27      $  1.44      $ (.22)     $  (.02)  $   0.00      $  0.00
Year ended 7/31/02(c)       15.36       .23          (2.26)       (2.03)       (.25)        0.00       0.00         (.36)
Year ended 7/31/01          15.01       .26           1.12         1.38        (.29)        0.00       0.00         (.74)
Year ended 7/31/00          15.15       .28            .48          .76        (.26)        0.00       0.00         (.64)
Year ended 7/31/99          15.57       .24           1.25         1.49        (.26)        0.00       0.00        (1.65)

Advisor Class

Year ended 7/31/03       $  13.28    $  .32       $   1.32      $  1.64      $ (.32)     $  (.04)  $   0.00      $  0.00
Year ended 7/31/02(c)       15.98       .37          (2.34)       (1.97)       (.37)        0.00       0.00         (.36)
Year ended 7/31/01          15.54       .44           1.16         1.60        (.42)        0.00       0.00         (.74)
Year ended 7/31/00          15.64       .43            .50          .93        (.39)        0.00       0.00         (.64)
Year ended 7/31/99          15.98       .39           1.29         1.68        (.37)        0.00       0.00        (1.65)

                    Less Dividends
                    and                 Less
                    Distributions   Distributions                                               Ratios / Supplemental Data
                    -----------------------------                              -----------------------------------------------------

                                                                               Net Assets,              Ratio of Net
                    Distributions       Total         Net Asset                   end of     Ratio of      Income
                     in Excess of    Dividends       Value, End                  period    Expenses to   (Loss) to       Portfolio
  Fiscal Year          Capital           and              of        Total         (000's    Average Net  Average Net     Turnover
   or Period            Gains       Distributions      Period     Return (b)     omitted)     Assets       Assets          Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A

Year ended 7/31/03      $ 0.00         $ (.32)         $ 14.54       12.29%     $  525,637      1.12%       2.04%       62%
Year ended 7/31/02(c)   $ 0.00           (.70)           13.26      (12.91)        384,212      1.10        2.36        79
Year ended 7/31/01      $ 0.00          (1.12)           15.96       10.42         282,874      1.17        2.46        63
Year ended 7/31/00      $ 0.00           (.99)           15.53        6.22         212,326      1.12        2.62        76
Year ended 7/31/99      $ 0.00          (1.99)           15.63       11.44         189,953      1.22(d)     2.31       105

Class B

Year ended 7/31/03      $ 0.00         $ (.24)         $ 13.87       11.44%     $  488,365      1.86%       1.30%       62%
Year ended 7/31/02(c)   $ 0.00           (.61)           12.68      (13.53)        385,868      1.84        1.61        79
Year ended 7/31/01      $ 0.00          (1.03)           15.31        9.63         277,138      1.93        1.70        63
Year ended 7/31/00      $ 0.00           (.90)           14.96        5.46         155,060      1.86        1.88        76
Year ended 7/31/99      $ 0.00          (1.91)           15.11       10.56         136,384      1.97(d)     1.56       105

Class C

Year ended 7/31/03      $ 0.00         $ (.24)         $ 13.92       11.49%     $  150,188      1.85%       1.32%       62%
Year ended 7/31/02(c)   $ 0.00           (.61)           12.72      (13.55)        131,761      1.84        1.61        79
Year ended 7/31/01      $ 0.00          (1.03)           15.36        9.59         109,592      1.93        1.71        63
Year ended 7/31/00      $ 0.00           (.90)           15.01        5.52          65,214      1.86        1.88        76
Year ended 7/31/99      $ 0.00          (1.91)           15.15       10.60          63,517      1.96(d)     1.57       105

Advisor Class

Year ended 7/31/03      $ 0.00         $ (.36)         $ 14.56       12.57%     $  105,567       .83%       2.36%       62%
Year ended 7/31/02(c)   $ 0.00           (.73)           13.28      (12.67)        101,017       .85        2.79        79
Year ended 7/31/01      $ 0.00          (1.16)           15.98       10.75           5,446       .91        2.75        63
Year ended 7/31/00      $ 0.00          (1.03)           15.54        6.48           2,943       .86        2.88        76
Year ended 7/31/99      $ 0.00          (2.02)           15.64       11.71           2,627       .97(d)     2.56       105



--------

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods less than one year are not annualized.

(c) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share; the effect of this change to Advisor Class was to decrease net investment income by $.02 per share and increase net unrealized gains and losses by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C, and from 2.89% to 2.79% for Advisor Class. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(d)  Amounts  do  not  reflect  the  impact  of  expense   offset
     arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, would have been as follows:

                                             1999

                        Class A              1.21%
                        Class B              1.96%
                        Class C              1.94%
                        Advisor Class         .96%

You should retain this Supplement for future reference.

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